EXHIBIT 10.2

ORANCO,  INC.  of
1981  East  4800  South,  Suite  100
Salt  Lake  City,  Utah  84117

          (the  "Company")


                                                       OF  THE  FIRST  PART

AND:



          (the  "Optionee")

                                                       OF  THE  SECOND  PART


WHEREAS:

A. The Optionee is an employee, officer, director, consultant, or advisor of the Company, as the case may be;

B. The Company wishes to grant the Optionee an option to purchase common shares in the capital of the Company;


NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the sum of $1.00 given by the Optionee to the Company (the receipt of which is hereby acknowledged by the Company) the parties hereto agree as follows:

1. The Company hereby grants the Optionee as an appreciation of past loyalty and performance and as an incentive for the same in the future and not in lieu of salary or any other compensation for services, an option to purchase a total of ______ common shares in its capital (the "Option") at a price of_______ per share exercisable on or before ______________ (the "Expiration Date").

2.        In  order to exercise the Option, the Optionee shall, before 5:00 p.m.
PST on the Expiration Date, give notice to the Company of the Optionee's intention to exercise the Option in whole or in part, such notice to be accompanied by cash, bank draft, money order or certified cheque, payable to the Company, in the appropriate amount.


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3.        If  the  issued  and  outstanding  common shares in the capital of the
Company are at any time changed by subdivision, consolidation, re-division, reduction in capital, reclassification or recapitalization (such changes are herein called collectively "Capital Alterations"), not including any issuance of additional shares for consideration, the Option shall be adjusted as follows:

     (a) the number and class of shares in respect of which the Option is granted shall be adjusted in such a manner as to parallel the change created by the Capital Alterations in the class and total number of the issued and outstanding common shares; and

     (b) the exercise price of each share in respect of which the Option shall operate shall be increased or decreased proportionately, as the case may require, so that upon exercising the Option the same proportionate shareholdings at the same aggregate purchase price shall be acquired after such Capital Alterations as would have been acquired before the Capital Alterations.

4. The Option granted is personal to the Optionee and may not be assigned or transferred in whole or in part, except to "family members" as defined under Rule 701 as promulgated under the Securities Act of 1933 (the "Act").

5. The option hereby granted, and the underlying shares of Common which will be issued upon exercise, are each restricted securities as defined in Rule 144 as promulgated under the Securities Act of 1933 ("the Act"), and such securities in each case may not be resold without registration under the Act or the availability of an exemption from registration in connection with resale. The share certificates evidencing the shares upon option exercise, unless there is in effect a registration under the Act or an exemption from registration which is then in fact applicable to the shares, will bear substantially the following legend:

          The securities evidenced hereby have not been registered under the Securities Act of 1933 or any state securities laws; such securities may not be transferred, sold, pledged or otherwise disposed of unless such securities are registered under the Securities Act of 1933 and such state laws or such transactions are exempt from the registration requirements therefore.

6. If Optionee is a consultant or an advisor, optionee hereby acknowledges and warrants that he is not receiving these options for services that are in connection with the offer or sale of securities in a capital-raising transaction, nor for services that directly or indirectly promote or maintain a market for the Company's securities.

7. This Agreement constitutes and expresses the whole agreement of the parties with reference to the subject matter herein, all promises, representations and understandings relative thereto being merged herein.
Notwithstanding the foregoing, it is acknowledged and agreed that the Option herein is in addition to, and not in substitution for, the Optionee's previously granted and yet unexercised stock options.


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8.        This  Agreement shall be construed and enforced in accordance with the laws of the State of Nevada and the parties hereby irrevocably attorn to the exclusive jurisdiction of the Courts of the State of Nevada.


ORANCO,  INC.


by__________________________________
    Claudio  Gianascio,  President
Dated________________________


OPTIONEE


____________________________________
Signature